UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2026

DEFI DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41748	83-2676794
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6401 Congress Avenue, Suite 250 Boca Raton, Florida	33487
(Address of registrant’s principal executive office)	(Zip code)

(561) 559-4111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	DFDV	The Nasdaq Stock Market LLC
Warrants, each warrant exerciseable for one share of Common Stock	DFDVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2026, the Board of Directors (the “Board”) of DeFi Development Corp. (the “Company”) approved the grant of options and restricted stock units (“RSUs”) to directors and certain executive officers of the Company under the Company’s 2023 Equity Incentive Plan (the “Plan”). The grants were made to align compensation with current market practices, based on an executive compensation benchmarking report provided by an independent consulting firm, including in connection with the Company’s performance in fiscal year 2025 and for retention purposes. The directors and named executive officers that received options or RSUs are identified below, along with the number of shares subject to each grant.

Option Grants

Participant	Number of Shares Subject to Option	Position
Joseph Onorati	828,236	Director and Named Executive Officer
Parker White	524,410	Named Executive Officer
Daniel (DK) Kang	265,256	Named Executive Officer
Bruce Rosenbloom	9,600	Named Executive Officer

RSU Grants

Participant	Number of RSUs	Position
Fei (John) Han	374,922	Named Executive Officer
Zach Tai	5,000	Director
Thomas Perfumo	7,000	Director
Bill Caragol	2,000	Director

For each of the executive officers, one forty-eighth (1/48th) of the total number of options or RSUs, as applicable, will vest each month following the grant date, such that 100% of the options or RSUs, respectively, will vest on the four-year anniversary of the grant date, subject to the Participant’s continued employment or service through each applicable vesting date and subject to any applicable acceleration provisions in the Plan or other agreements with the executive officers.

For each of the independent directors, one-twelfth (1/12) of the total number of RSUs will vest each month following the grant date, such that 100% of the RSUs will be vested on the one-year anniversary of the grant date, subject to the Participant’s continued service through each applicable vesting date and subject to any applicable acceleration provisions in the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2026	DEFI DEVELOPMENT CORP.

	By:	/s/ Joseph Onorati
	Name:	Joseph Onorati
	Title:	Chairman & CEO

2